Statements of Net Assets Available for Benefits - EBP 002 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
ASSETS
Investments at fair value	$ 291,884,316	$ 232,215,861
Receivables:
Contributions receivable - Participant	725,689	456,136
Contributions receivable - Employer	493,516	238,448
Loans to participants	6,822,206	5,073,928
Accrued dividends	197,652	175,358
Total receivables	8,239,063	5,943,870
Net assets available for benefits	$ 300,123,379	$ 238,159,731